Exhibit 8(e)

Amendment No. 1 to the Third Amended and Restated

Securities Lending Agency Agreement

This Amendment No. 1 to the Third Amended and Restated Securities Lending Agency Agreement dated as of January 19, 2017 (the “Amendment”) is entered into between each investment company severally and not jointly, identified on Schedule A (each, a “Client”), acting on behalf of itself or the funds listed on Schedule A and any future series of a Client (each, a “Fund”), by and through BlackRock Advisors, LLC (“BlackRock”), not in its individual capacity but as agent and investment advisor, and BlackRock Investment Management, LLC (the “Lending Agent”), a Delaware limited liability company. Capitalized terms used herein and not otherwise defined shall have the meaning or meanings as set forth in the Securities Lending Agency Agreement (as defined below).

WHEREAS, each Client, acting on behalf of itself or its Funds, by and through BlackRock, and the Lending Agent have entered into a Third Amended and Restated Securities Lending Agency Agreement dated January 1, 2015 (the “Securities Lending Agency Agreement”) pursuant to which the Lending Agent acts as the agent for each Client and its corresponding Funds, as applicable, for the purpose of lending securities; and

WHEREAS, the parties to the Securities Lending Agency Agreement desire to amend the Securities Lending Agency Agreement as set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	The eighth sentence of Section 18 of the Securities Lending Agency Agreement is hereby deleted in its entirety and replaced with the following:

“The Lending Agent Fee Percentage for each Fund is set forth in Appendix A hereto, as such Appendix may be amended from time to time.”

2.	Section 2 of Appendix A to the Securities Lending Agency Agreement is hereby deleted in its entirety and replaced with the following:

“2.	For the Funds in the Closed-End Complex, notwithstanding paragraph 1 above, if at any point during a calendar year, the aggregate gross revenues earned by such Funds and any other funds in such Lending Complex (and any future fund in such Lending Complex) prior to payment of compensation to the Lending Agent exceed $325,000 (the “CE Breakpoint”), the Lending Agent Fee Percentage set forth above shall be reduced to fifteen percent (15%) in allocating net income after gross revenues for the calendar year equal the CE Breakpoint. The adjusted allocation shall become effective on incremental gross income starting on the next business day after the CE Breakpoint is reached.”

3.	Schedule A to the Securities Lending Agency Agreement is hereby replaced with Schedule A attached hereto.

4.	Appendix B to the Securities Lending Agency Agreement is hereby replaced with Appendix B attached hereto.

5.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

6.	Miscellaneous. Except to the extent supplemented, amended or consented to hereby, the Securities Lending Agency Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed in all respects as supplemented, amended or consented to hereby.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to the Securities Lending Agency Agreement to be executed in its name and behalf as of the day and year first set forth above.

BLACKROCK ADVISORS, LLC, on behalf of the investment companies indicated on Schedule A

By:	/s/ John Perlowski
	Name:	John Perlowski
	Title:	Managing Director

BLACKROCK INVESTMENT MANAGEMENT, LLC, as Lending Agent

By:	/s/ Rolland Villacorta
	Name:	Rolland Villacorta
	Title:	Managing Director

Exhibit 1

Schedule A: Clients and Funds

Closed-End Complex

BlackRock 2022 Global Income Opportunities Trust1

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock California Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

Blackrock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Allocation Income Trust

BlackRock Debt Strategies Fund, Inc.

BlackRock Defined Opportunity Credit Trust

BlackRock Energy and Resources Trust

BlackRock Enhanced Equity Dividend Trust

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock Income Trust, Inc.

BlackRock International Growth and Income Trust

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Massachusetts Tax-Exempt Trust

BlackRock Multi-Sector Income Trust

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2018 Term Trust

BlackRock Municipal 2020 Term Trust

BlackRock Municipal 2030 Target Term Trust

BlackRock Municipal Bond Trust

BlackRock Municipal Income Investment Quality Trust

BlackRock Municipal Income Investment Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Investment Quality Fund

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Sched A-1

Exhibit 1

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Quality Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Investment Fund

BlackRock MuniYield Investment Quality Fund

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock New Jersey Municipal Bond Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock New York Municipal Bond Trust

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust

BlackRock New York Municipal Income Trust II

BlackRock Preferred Partners LLC

BlackRock Resources & Commodities Strategy Trust

BlackRock Science and Technology Trust

BlackRock Taxable Municipal Bond Trust

BlackRock Utility and Infrastructure Trust

BlackRock Virginia Municipal Bond Trust

The BlackRock Strategic Municipal Trust

[1]	Initial public offering scheduled to close in February 2017.

Equity-Liquidity Complex

BBIF Money Fund

BBIF Treasury Fund

BIF Money Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM

BlackRock All-Cap Energy & Resources Portfolio

Sched A-2

Exhibit 1

BlackRock Advantage Large Cap Core Fund

BlackRock Alternative Capital Strategies Fund

BlackRock Commodity Strategies Fund

BlackRock Developed Real Estate Index Fund

BlackRock Disciplined Small Cap Core Fund1

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Equity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Exchange Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Long/Short Credit Fund

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock Impact Bond Fund

BlackRock Impact U.S. Equity Fund

BlackRock International Aggregate Bond Index Fund

BlackRock International Opportunities Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Midcap Index Fund

BlackRock Min Vol EAFE Index Fund

BlackRock Min Vol USA Index Fund

BlackRock Money Market Portfolio

BlackRock MSCI Asia ex Japan Index Fund

BlackRock MSCI World Index Fund

BlackRock Multifactor International Index Fund

BlackRock Multifactor USA Index Fund

BlackRock Multi-Manager Alternative Strategies Fund

BlackRock Real Estate Securities Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Inflation-Protected Securities Index Fund

BlackRock Small Cap Growth Equity Portfolio2

BlackRock Small/Mid Cap Index Fund

BlackRock Strategic Risk Allocation Fund3

BlackRock Tactical Opportunities Fund

BlackRock Total Emerging Markets Fund

BlackRock Total Stock Market Index Fund

BlackRock USA Momentum Factor Index Fund

BlackRock USA Quality Factor Index Fund

BlackRock USA Size Factor Index Fund

BlackRock USA Value Factor Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Index Funds, Inc.

BlackRock International Index Fund

Sched A-3

Exhibit 1

BlackRock Small Cap Index Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Event Driven Equity Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

TempCash

TempFund

T-Fund

Treasury Trust Fund

BlackRock Master LLC

BlackRock Master International Portfolio

BlackRock Master Small Cap Growth Portfolio

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Small Cap Growth Fund II

Funds For Institutions Series

BlackRock Premier Government Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

BlackRock Treasury Strategies Institutional Fund

FFI Government Fund

FFI Treasury Fund

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio

Master Treasury Strategies Institutional Portfolio

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Master Money LLC

Master Treasury LLC

Quantitative Master Series LLC

Master Extended Market Index Series

Sched A-4

Exhibit 1

Master Small Cap Index Series

Ready Assets Government Liquidity Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

Retirement Reserves Money Fund

[1]	Name change to BlackRock Advantage Small Cap Core Fund expected in February 2017.
[2]	Name change to BlackRock Advantage Small Cap Growth Fund expected in February 2017.
[3]	Name change to BlackRock Total Factor Fund expected in February 2017.

Equity-Bond Complex

BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Capital Appreciation Fund, Inc.

BlackRock CoRI Funds

BlackRock CoRI 2015 Fund

BlackRock CoRI 2017 Fund

BlackRock CoRI 2019 Fund

BlackRock CoRI 2021 Fund

BlackRock CoRI 2023 Fund

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund, Inc.

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock Dynamic High Income Portfolio

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Dividend Portfolio

Sched A-5

Exhibit 1

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock LifePath® Smart Beta 2020 Fund

BlackRock LifePath® Smart Beta 2025 Fund

BlackRock LifePath® Smart Beta 2030 Fund

BlackRock LifePath® Smart Beta 2035 Fund

BlackRock LifePath® Smart Beta 2040 Fund

BlackRock LifePath® Smart Beta 2045 Fund

BlackRock LifePath® Smart Beta 2050 Fund

BlackRock LifePath® Smart Beta 2055 Fund

BlackRock LifePath® Smart Beta Retirement Fund

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Fund

BlackRock Multi-Asset Income Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Global Allocation Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Long-Horizon Equity Fund

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Mid Cap Value Opportunities Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Value Opportunities Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Sched A-6

Exhibit 1

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares® Alternative Strategies V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock iShares® Dynamic Fixed Income V.I. Fund

BlackRock iShares® Equity Appreciation V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

FDP Series, Inc.

FDP BlackRock Franklin Templeton Total Return Fund1

FDP BlackRock Invesco Value Fund

FDP BlackRock Janus Growth Fund

FDP BlackRock MFS Research International Fund

Managed Account Series

BlackRock U.S. Mortgage Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

Master Bond LLC

Master Total Return Portfolio

Master Focus Growth LLC

Master Value Opportunities LLC

[1]	Name change to FDP BlackRock CoreAlpha Bond Fund expected in March 2017.

Amended: January 19, 2017

Sched A-7

Exhibit 2

Appendix B

Master Investment Portfolio

CoreAlpha Bond Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Amended: January 19, 2017

App B-1